UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 19, 2007
CERADYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-13059 (Commission File Number)	33-0055414 (IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 549-0421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Exhibit Index on page 4

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.
     On December 19, 2007, Ideal Innovations, Inc., Oshkosh Truck Corporation, and Ceradyne, Inc. issued a press release announcing that they have been awarded a delivery order of $18.1 million by the government to produce and deliver Category 1 (6 man) variants and targets of The Bull™ Mine Resistant Ambush Protected (MRAP) vehicle to the U.S. Marine Corps Joint MRAP program office. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On December 19, 2007, Ceradyne, Inc. issued a press release announcing that it has been awarded a new three-year indefinite delivery/indefinite quantity (ID/IQ) government contract for Enhanced Small Arms Protective Inserts (ESAPI), with an initial $16.2 million delivery release.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Ideal Innovations, Inc., Oshkosh Truck Corporation, and Ceradyne, Inc. dated December 19, 2007.
99.2	Press release of Ceradyne, Inc. dated December 19, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.
December 21, 2007	By:	/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Ideal Innovations, Inc., Oshkosh Truck, and Ceradyne, Inc. dated December 19, 2007.
99.2	Press release of Ceradyne, Inc. dated December 19, 2007.

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